Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek total return.

CLASS	TICKER SYMBOL
Class A	MSFRX
Class B	MTRBX
Class C	MTRCX
Class I	MTRIX
Class 529A	EATRX
Class 529B	EBTRX
Class 529C	ECTRX
Class R1	MSFFX
Class R2	MTRRX
Class R3	MSFHX
Class R4	MSFJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s prospectus and “Waivers of Sales Charges” on page 16 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	N/A	0.35%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.32%	0.32%	0.32%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.92%	1.57%	1.57%	0.57%	1.02%	1.67%	1.67%	1.57%	1.07%	0.82%	0.57%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Total Return Fund

Example
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$663	$851	$1,055	$1,641
Class B Shares assuming
redemption at end of period	$560	$796	$1,055	$1,693
no redemption	$160	$496	$855	$1,693
Class C Shares assuming
redemption at end of period	$260	$496	$855	$1,867
no redemption	$160	$496	$855	$1,867
Class I Shares	$58	$183	$318	$714
Class 529A Shares	$673	$881	$1,106	$1,751
Class 529B Shares assuming
redemption at end of period	$570	$826	$1,107	$1,803
no redemption	$170	$526	$907	$1,803
Class 529C Shares Assuming
redemption at end of period	$270	$526	$907	$1,976
no redemption	$170	$526	$907	$1,976
Class R1 Shares	$160	$496	$855	$1,867
Class R2 Shares	$109	$340	$590	$1,306
Class R3 Shares	$84	$262	$455	$1,014
Class R4 Shares	$58	$183	$318	$714

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

MFS may invest the fund’s assets in foreign securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS generally invests substantially all of the fund’s investments in debt instruments in investment grade debt instruments.

MFS may use derivatives for any investment purpose.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and instruments.  Quantitative models that systematically evaluate issuers and instruments may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

MFS Total Return Fund

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 11.56% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (12.37)% (for the calendar quarter ended December 31, 2008).

MFS Total Return Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	13.39%	1.09%	4.35%
C Shares, with CDSC (1% for 12 Months)	16.41%	1.41%	4.21%
I Shares, at Net Asset Value	18.59%	2.43%	5.25%
529A Shares, With Initial Sales Charge (5.75%)	11.30%	0.68%	4.09%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	13.29%	0.90%	4.20%
529C Shares, with CDSC (1% for 12 Months)	16.39%	1.23%	4.05%
R1 Shares, at Net Asset Value	17.43%	1.34%	4.18%
R2 Shares, at Net Asset Value	17.95%	1.81%	4.46%
R3 Shares, at Net Asset Value	18.28%	2.10%	4.90%
R4 Shares, at Net Asset Value	18.57%	2.37%	5.04%
A Shares, With Initial Sales Charge (5.75%)	11.38%	0.87%	4.26%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (5.75%)	10.63%	(0.38)%	2.88%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	7.68%	0.39%	3.08%
Benchmark Comparisons (Returns Before Taxes)
60% SP500 40% Barclays Capital Aggregate Blend	18.40%	2.54%	2.31%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Standard & Poor’s 500 Stock Index	26.46%	0.42%	(0.95)%

The 60% SP500 40% Barclays Capital Aggregate Blend is composed of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index, compared to the Barclays Capital U.S. Aggregate Bond Index which is a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity, and to the Standard & Poor’s 500 Stock Index which is a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on October 6, 1970, with the offering of Class A shares, and subsequently offered Class B shares on August 23, 1993; Class C shares on August 1, 1994; Class I shares on January 2, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005.

Performance for each of Class 529A, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for each of Class 529B, Class R1, and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

MFS Total Return Fund

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Nevin P. Chitkara	2006	Investment Officer of MFS
William P. Douglas	2004	Investment Officer of MFS
Steven R. Gorham	2002	Investment Officer of MFS
Richard O. Hawkins	2005	Investment Officer of MFS
Joshua P. Marston	2008	Investment Officer of MFS
Michael W. Roberge	2002	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research
Brooks A. Taylor	2004	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.